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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 30, 1999, in the Registration Statement (Form S-4 No. 333-_____) and related Prospectus of Classic Cable, Inc.



                                                       /s/ ERNST & YOUNG LLP

Austin, Texas
August 31, 1999